Exhibit 10.49

Certain information identified with [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE S	PAGE OF PAGES 1 10
2. AMENDMENT/MODIFICATION NO. P00003	3.EFFECTIVE DATE 05-Jan-2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO.(If applicable)
6. ISSUED BY CODE W6QK ACC-APG NATICK DIVISION [***]	W911QY	7. ADMINISTERED BY (If other than item 6) DEFENSE CONTRACT MANAGEMENT AGENCY DCMA BALTIMORE 217 EAST REDWOOD STREET SUITE 1800 BALTIMORE MD 21202-3375		CODE S2101A SCD: A
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) NOVAVAX, INC. 20 FIRSTFIELD RD GAITHERSBURG MD 20878-1760			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0077
code 1UCZ4	facility code	X	10B. DATED (SEE ITEM 13) 04-Jun-2020
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer		is extended, is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.216-25, Contract Definitization
E. IMPORTANT: Contractor is not,	is required to sign this document and return	_1_	copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: soconnel21683
The purpose of this modification is to definitize terms and conditions of this Letter Contract as follows:
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) John A. Herrmann III, EVP & CLO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***] / CONTRACTING OFFICER TEL: [***] EMAIL: [***]
92634853_7

15B. CONTRACTOR/ OFFEROR ____/s/ John A. Herrmann III____________ (Signature of person authorized to sign)	15C. DATE SIGNED 4-Jan-2021	16B. UNITED STATES OF AMERICA BY (Signature of Contracting Officer) /s/[***]	16C. DATE SIGNED 05-Jan-2021
EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

92634853_7

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
HRPAS RATED ORDER
1.    This contract is designated as an Health Resources Priority Allocation (HRPAS) rated order (45 CFR 101) as approved by the Secretary of Health and Human Services on 10 November 2020.
2.    Block 1 of the SF 26 is hereby revised to incorporate a DPAS rating of DO-C9.
3.    The Contractor is hereby authorized to effect this rating on all vendors necessary to support the product development. Companies are required by law to accept rated orders and to provide preferential scheduling even over previously accepted orders if necessary to meet required delivery date(s).
4.    FAR clause 52.211-15, Defense Priority and Allocation Requirements is inserted by reference into Section I of this contract.
SECTION A - SOLICITATION/CONTRACT FORM
The total cost of this contract was decreased by $14,329,341.00 from $60,000,000.00 to $45,670,659.00.
The DPAS code DO-C9 has been added.
The following have been deleted:
LETTER CONTRACT
SECTION B - SUPPLIES OR SERVICES AND PRICES
CLIN 0001
The CLIN extended description has changed from:
The contractor shall complete development and production of the Novavax nanoparticle vaccine against COVID-19, to include, production of the M matrix adjuvant and the fill/finish capability, in accordance with the Performance Work Statement (PWS) attached in Section C. Deliverables shall be completed in accordance with the following schedule:
[***]
To:

92634853_7

The contractor shall complete development and production of the Novavax nanoparticle vaccine against COVID-19, to include, production of the M matrix adjuvant and the fill/finish capability, in accordance with the Performance Work Statement (PWS) attached in Section C. Deliverables shall be completed in accordance with the following schedule: [***]
The estimated/max cost has decreased by $14,329,341.00 from $60,000,000.00 to $45,670,659.00.
The total cost of this line item has decreased by $14,329,341.00 from $60,000,000.00 to $45,670,659.00.
SUBCLIN 000104 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000104	Funding for CLIN 0001 FFP PURCHASE REQUEST NUMBER: 0011504522-0002				$[***]
				NET AMT	$[***]
	ACRN AC CIN: GFEBS001150452200004				$[***]

SECTION C - DESCRIPTIONS AND SPECIFICATIONS
The following have been added by full text:
PERFORMANCE WORK STATEMENT
PERFORMANCE WORK STATEMENT (PWS)
PRODUCTION OF NOVAVAX MATRIX-M ADJUVANTED VACCINE AGAINST SARS-COV-2 IN RESPONSE TO THE COVID-19 PANDEMIC
21 December 2020
1.    Scope:
JPEO-CBRND-EB is seeking technical solutions and manufacturing capabilities to rapidly develop, test, and manufacture vaccine drug product against SARS-CoV-2 for use in phase 2/3 clinical trials and under emergency use authorization. The Contractor shall manufacture the Novavax SARS-CoV-2 vaccine product (NVX-CoV2373) and make a series of deliverables to fulfill this requirement.

92634853_7

2.    Requirements:
2.1.    The Contractor shall produce the recombinant antigen component of NVX- CoV2373. The Government will provide Government Furnished Information (GFI) regarding the scale up of the manufacturing process and the successful outcome of runs accomplished on W15QKN-16-9-1002. The Contractor shall acknowledge receipt of the GFI then shall start the production process for the required doses.
2.2.    The Contractor shall manufacture enough bulk drug substance to produce ten million doses of vaccine drug product, all under current Good Manufacturing Practices and compatible with use in a late stage development clinical evaluation or Emergency Use Authorization.
2.3.     The Contractor shall produce Matrix-M vaccine adjuvant for formulation of ten million doses of bulk drug substance (non US or US based).
2.4.     The Contractor shall execute the fill/finish portion of vaccine development to meet the dose requirements listed above.
2.5.     The Contractor shall ensure all quality control/assurance adhere to phase appropriate current Good Manufacturing Practices to ensure product quality and availability for use of the doses produced.
2.6.     The Contractor shall establish a production capability within the United States for the Matrix-M adjuvant.
2.7.     The Contractor shall prepare Certificates of Analysis for all lots of the following manufactured under this contract: bulk drug substance, final drug product and Matrix M adjuvant.
The Contractor shall deliver the required doses of drug product vaccine solely for use under an approved clinical trial or EUA.
2.8.     The Contractor shall provide Program Management relevant documents (IPT meeting minutes, schedule) (CDRL A002), quarterly and final report in accordance with CDRL A004.
2.9.     The Contractor shall provide incident reports on any delays in production or delivery of material within [***] of occurrence in accordance with CDRL A006.
The following have been deleted:
SECTION E - INSPECTION AND ACCEPTANCE
The following Acceptance/Inspection Schedule was added for SUBCLIN 000104:
INSPECT AT        INSPECT BY        ACCEPT AT        ACCEPT BY
N/A            N/A            N/A            N/A
SECTION G - CONTRACT ADMINISTRATION DATA
Accounting and Appropriation
Summary for the Payment Office

92634853_7

As a result of this modification, the total funded amount for this document was increased by $15,718,275.00 from $29,952,384.00 to $45,670,659.00.
SUBCLIN 000104:
Funding on SUBCLIN 000104 is initiated as follows:
ACRN: AC
CIN: GFEBS001150452200004
Acctng Data: 09720202021013000018170552520252    S.0074658.1.1.5    6100.9000021001
Increase: $15,718,275.00
Total: $15,718,275.00
Cost Code: AHPDD
The following have been modified:
252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (DEC 2018)
(a) Definitions. As used in this clause—
“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.
“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).
“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.
“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.
(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.2327003, Electronic Submission of Payment Requests and Receiving Reports.
(c) WAWF access. To access WAWF, the Contractor shall—
(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

92634853_7

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.
(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.
(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.
(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:
(1) Document type. The Contractor shall submit payment requests using the following document type(s):
(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.
(ii) For fixed price line items—
(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.
(B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.
(iii) For customary progress payments based on costs incurred, submit a progress payment request.
(iv) For performance based payments, submit a performance based payment request.
(v) For commercial item financing, submit a commercial item financing request.
(2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.
(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.
Routing Data Table*

92634853_7

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0338
Issue By DoDAAC	W911QY
Admin DoDAAC**	S2101A
Inspect By DoDAAC	W56XNH
Service Acceptor (DoDAAC)	W56XNH

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.
(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.
(g) WAWF point of contact.
(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.
(2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.
(End of clause)
SECTION H - SPECIAL CONTRACT REQUIREMENTS
The following have been modified:
SPECIAL CONTRACT REQUIREMENTS
1. Prohibition of Use of Laboratory Animals:
Notwithstanding of any other provisions contained in this award or incorporated by reference herein, the recipient is expressly forbidden to use or subcontract for the use of laboratory animals in any manner whatsoever without the express written approval of the US Army Medical Research and Material Command, Animal Care and Use Office (USAMRMC ACURO). You will receive written approval to begin research under the applicable protocol proposed for this award from the USAMRMC ACURO under separate letter to the recipient and Principle Investigator. A copy of this approval will be provided to the Contracting Officer for the official file. Noncompliance with any award provision of this clause may result in the withholding of funds and or the termination of the award. Information and guidance is provide at the following web site:
https://mrmc.amedd.army.mil/index.cfm?pageid=research_protections.acuro

92634853_7

2. Prohibition of Use of Human Subjects:
Research under this award involving the use of human subjects may not begin until the U.S. Army Medical Research and Materiel Command’s Office of Research Protections, Human Research Protections Office (HRPO) approves the protocol. Written approval to begin research or subcontract for the use of human subjects under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HRPO, under separate letter to the funded institution and the Principal Investigator. A copy of this approval will be provided to the Contracting Officer for the official file. Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award. Information and guidance is provided at the following web site:
https://mrmc.amedd.army.mil/index.cfm?pageid=research_protections.hrpo
3. Prohibition of Use of Human Anatomical Substances:
Research at funded institutions using human anatomical substance may not begin until the US Army Medical Research and Material Command; Human Research Protections Office (USAMRMC HARPO) approves the protocol. Written approval to begin research or subcontract for the use of human anatomical substances under the applicable protocol proposed for this award will be issued from the USAMRMC HARPO under a separate letter to the funded institution and the Principal Investigator. A copy of the approval will be provided to the Contracting Officer for the official file. Non-compliance with any award provision of this clause may result in the withholding of funds and or the termination of the award. Information and guidance is provided at the following web site: https://mrmc.amedd.army.mil/index.cfm?pageid=research_protections.hrpo
4. Lot Release Data and cGMP Certification Prior to Shipment and/or Government Acceptance.
5. Shipping Documentation Finished Drug Product
Prior to shipment of the drug product, the contractor shall provide copies of all documentation required for Government review and approval of vaccine lot release to include sample labels, Safety Data Sheets, Certificates of Compliance, Certificates of Analysis, Advance Shipping Notice, and weekly summary of damaged/missing/unacceptable delivered vaccine doses.
6. FDA Inspection and Enforcement Documentation
Within [***], the contractor shall provide copies of any FDA inspection or enforcement documentation, including Notice of Inspections, Inspection Observations (e.g., FDA 482s, International Council for Harmonization (ICH) member, foreign inspections, establishment inspection report); Notice of Violations (FDA 483s, untitled letters, warning letters, civil or criminal compliance actions and meetings related thereto); Disqualification of clinical investigator, contract manufacturing organization, or institutional review boards (IRBS); Responses to any enforcement or inspection action; regulatory authorization or approval-related letter and/or warning or untitled letter that is reasonably likely to materially impede production or the ability to meet supply deadlines under the contract, including status of Emergency Use Authorization and/or Biologics License Application approval.

92634853_7

7. Manufacturing Reports and Dose Tracking Projections/Actuals aligned with the BARDA Data Infrastructure, pursuant to W15QKN-16-9-1002.
The contractor shall provide Dose Tracker Projections ([***]) to include Shipping and Inventory Actuals in the context shown below: Supply Chain and Distribution Tracking--Provide the following information in order to coordinate the movement and delivery of vaccine product from manufacturing locations to USG distribution centers:
•Provide Points of Contact information (name, title, phone, email) for manufacturing / supply chain personnel for each manufacturing, CMO, storage and distribution locations:
•Head of Manufacturing
•Production Planning
•Logistics
•Distribution
•Labeling
•Provide vaccine labeling, packaging and distribution information as soon as it becomes available. At a minimum, include the following:
•Primary Container Information
•Number of doses per primary container
•Unit of Sale (carton, box, package, other)
•Quantity per Unit of Sale
•National Drug Code (NDC) or NDC-like code under EUA
•Unit of Sale dimensions (H,W, L)
•Unit of Sale weight
•Intermediate Package
•Intermediate Package dimensions
•Intermediate Package weight
•Quantity Unit of Sale per pallet
•Storage Requirements
•Stability Information
•Obtain concurrence on planned shipment protocols prior to transport
•If vaccine will require ultra-cold storage temperatures at the designated distribution centers, products should be packaged in 100-dose units to facilitate pick/pack process and reduce exposure of workers to ultra-cold temperatures.
•Include the following DSCSA data elements, TI, TH and TS in packing lists.
•Include the contract number and CDC’s PO number (which BARDA will provide at the time the bulk order is submitted) on the packing list for all shipments
•Include a copy of the MSDS (with QR code) in the packing list envelope with each shipment.
•Send EDI 856 Advanced Shipment Notice for all products shipped to a USG directed location. CDC will provide EDI mapping specifications that include the CDC generated PO number.
•Send electronic/scanned copies of all bulk shipment related documents to the COR for three-way matching on the day shipment occurs
8. Drug Supply Chain Security Act.

92634853_7

The contractor shall ensure that the provision of doses is compliant with applicable provisions of the Drug Supply Chain Security Act (DSCSA) Sections 581-585 of PL 11354 (Nov 27, 2013), taking into account FDA’s regular guidance for the public health response.
SECTION I - CONTRACT CLAUSES
The following have been added by reference:

52.204-25	Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.	AUG 2020
52.211-15	Defense Priority And Allocation Requirements	APR 2008
252.227-7015	Technical Data--Commercial Items	FEB 2014

The following have been deleted:

52.216-23	Execution And Commencement Of Work	APR 1984
52.216-25	Contract Definitization	OCT 2010
52.216-26	Payments Of Allowable Costs Before Definitization	DEC 2002
252.217-7027	Contract Definitization	DEC 2012

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
The below Table of Contents has been added
Exhibit/Attachment Table of Contents
DOCUMENT TYPE     DESCRIPTION            PAGES    DATE
Exhibit A    Program Status Report A004
Exhibit A    Report Production or Delivery
    Problems A006
Exhibit A    IPT Meeting Min A002
Attachment 1    Bilateral Signature P00003

(End of Summary of Changes)

92634853_7

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)			Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-1088). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.
A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP ____ TM Other:
D. SYSTEM/ITEM Novavax Nanoparticle Vaccine			E. CONTRACT/PR NO. W911QY-20-C-0077	F. CONTRACTOR Novavax, Inc
1. DATA ITEM NO. A004			2. TITLE OF DATA ITEM Program Progress Report	3. SUBTITLE
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80555A			5. CONTRACT REFERENCE PWS paragraph 2.9	6. REQUIRING OFFICE JPL CBRND Enabling Biotechnologies
7. DD 250 REQ N/A	9. DIST STATEMENT REQUIRED B	10. FREQUENCY [***]	12. DATE OF FIRST SUBMISSION [***]	14. DISTRIBUTION
			a. ADDRESSEE	b. COPIES
8. APP CODE N/A		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION [***]	Draft	Final
					Reg	Repro

16. REMARKS 4. DID may be obtained at: http://quicksearch.dla.mil/. Paragraphs 3.5, 3.6, 3.6.1, 3.6.2, 3.7, 3.7.1, 3.7.2, . does not apply. 14. Submit in electronic format in Microsoft Office (Word, Excel & PowerPoint) or in another formatapproved by the Government to the following email addresse(s): [***]. The Program Progress Report provides the Government with the means to evaluate and monitor the progress made by the contractor of tasks in accomplishing the goals established for the program.		COR/Government Technical Representative	1
		KO	1

		15. TOTAL
G. PREPARED BY [***]	H. DATE (9/2/20)	I. APPROVED BY [***]	J. DATE 03 Sep 20

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)		Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-1088). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.
A. CONTRACT LINE ITEM NO. 0001	B. EXHIBIT A	C. CATEGORY: TDP ____ TM Other

92634853_7

D. SYSTEM/ITEM Novavax Nanoparticle Vaccine			E. CONTRACT/PR NO. W911QY-20-C-0077	F. CONTRACTOR Novavax, Inc
1. DATA ITEM NO. A006			2. TITLE OF DATA ITEM Report, Production or Delivery Problems	3. SUBTITLE
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81178			5. CONTRACT REFERENCE PWS paragraph 2.10	6. REQUIRING OFFICE JPL CBRND Enabling Biotechnologies
7. DD 250 REQ N/A	9. DIST STATEMENT REQUIRED B	10. FREQUENCY As Req	12. DATE OF FIRST SUBMISSION [***]	14. DISTRIBUTION
			a. ADDRESSEE	b. COPIES
8. APP CODE N/A		11. AS OF DATE N/A	13.DATE OF SUBSEQUENT SUBMISSION [***]	Draft	Final
					Reg	Repro

92634853_7

16. REMARKS

4. DID may be obtained at: http://quicksearch.dla.mil/.

14. Submit in electronic format in Microsoft Office (Word, Excel & PowerPoint) or in another format approved by the Government to the following email addresse(s): [***].

The contractor shall report any incident to the Government that could result in more than a one month delay in schedule from the most recent IMS critical path delivered to the Government. Telephonically contact the program manager for the government within one day of incident. A written summary report shall be submitted within three business days of an incident, to include, what happened, what was the impact, if there are any available corrective actions and a time line for when the corrective actions would be in place.
		COR/Government Technical Representative	1
		KO	1

		15. TOTAL
G. PREPARED BY [***]	H. DATE (8/21/20)	I. APPROVED BY [***]	J. DATE 01 Sep 20

92634853_7

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)			Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-1088). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.
A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP ____ TM Other: MGMT
D. SYSTEM/ITEM Novavax Nanoparticle Vaccine			E. CONTRACT/PR NO. W911QY-20-C-0077	F. CONTRACTOR Novavax, Inc
1. DATA ITEM NO. A002			2. TITLE OF DATA ITEM Report, Record of Meeting/Minutes	3. SUBTITLE
4. AUTHORITY (Data Acquisition Document No.) DI-ADMIN-81505			5. CONTRACT REFERENCE PWS 2.9	6. REQUIRING OFFICE JPL CBRND Enabling Biotechnologies
7. DD 250 REQ N/A	9. DIST STATEMENT REQUIRED B	10. FREQUENCY AS REQ	12. DATE OF FIRST SUBMISSION [***]	14. DISTRIBUTION
			a. ADDRESSEE	b. COPIES
8. APP CODE N/A		11. AS OF DATE	13.DATE OF SUBSEQUENT SUBMISSION [***]	Draft	Final
					Reg	Repro

92634853_7

16. REMARKS4. DID may be obtained at: HYPERLINK "http://quicksearch.dla.mil/" http://quicksearch.dla.mil/.14. Submit in electronic format in Microsoft Office (Word, Excel & PowerPoint) or in another format approved by the Government to the following email addresse(s): [***]IPT meetings shall occur no less than twice a month with the Government. The contractor shall submit an agenda which will include action items from the previous meeting as well as new topics to discuss, NLT 3 days prior to the scheduled meeting. As part of the agenda submission, the contractor shall submit any supporting documents (presentations, schedule, read-ahead), if applicable. The contractor shall submit IPT meeting minutes to the Government indicating the progress of the work for assigned tasks. They shall include all agenda items discussed, other relevant discussions including potential problem areas and proposed action to resolve the problems, and a list of meeting action items. A draft of the IPT meeting minutes is due to the Government five days following the meeting. The Government will review and provide comment on the draft minutes within five business days of receipt, lack of comments will be taken as concurrence. Contractor shall submit final minutes within three business days of receipt of government comments.		COR/Government Technical Representative	1
		KO	1

		15. TOTAL
G. PREPARED BY [***]	H. DATE (8/21/20)	I. APPROVED BY [***]	J. DATE 03 Sep 20

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE S	PAGE OF PAGES 1 10
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE 05-JAN-2021	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	W911QY	7. ADMINISTERED BY (If other than item 6) CODE	S2101A

92634853_7

W6QK-ACC-APG NATICK DIVISION [***]	DEFENSE CONTRACT MANAGEMENT AGENCY DCMA BALTIMORE 217 EAST REDWOOD STREET SCD: A SUITE 1800 BALTIMORE MD 21202-3375
8. NAME AND ADDRESS OF CONTRACTO (No., Street, County, State and Zip Code) NOVAVAX, INC. 20 FIRSTFIELD RD GAITHERSBURG MD 20676-1760			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0077
CODE 1UCZ4	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 04-Jun-2020
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.		☐	is extended	☐	is not extended
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted. such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ODER NO. IN TIEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATION CHANGES (such as changes in paying office, appropriate date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER ( Specify type of modification and authority) FAR 52.216-25, Contract Definization
E. IMPORTANT : Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office:
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number:    soconnel21683
The purpose of this modification is to definitize terms and conditions of this Letter Contract as follows:

Except as provided herein, all terms and conditions of the document references in Item 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.

92634853_7

15A. NAME AND TITLE OF SIGNER (Type or Print) John A. Herrmann III, EVP & CLO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or Print) TEL: EMAIL:
15B. CONTRACTOR/OFFEROR /s/ John A. Herrmann III (Signature of person authorized to sign)	15C. DATE SIGNED 4 January 21	16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)	16C. DATE SIGNED

92634853_7